Exhibit 10.1

REORGANIZATION AGREEMENT

This REORGANIZATION AGREEMENT (this “Agreement”), dated as of April 16, 2026, is entered into by and among (a) Arcline Double Eagle Master Fund-A LP, a Delaware limited partnership (the “Company”); (b) Arcline Ovation Aggregator, LP, a Delaware limited partnership (“Ovation Aggregator”); (c) Arcline Double Eagle HoldCo LP – Ovation Series, a Delaware limited partnership (“Ovation HoldCo”); (d) Engineered Components Pledgor Series LP – Ovation Series, a Delaware limited partnership (“Ovation Pledgor”); (e) Engineered Components Borrower Series LP – Ovation Series, a Delaware limited partnership (“Ovation Borrower); (f) Ovation TopCo, LP, a Delaware limited partnership (“Ovation TopCo”); (g) Ovation IntermediateCo, LLC, a Delaware limited liability company (“Ovation IntermediateCo”), (h) Engineered Components Borrower Series LP – Hawkeye Series, a Delaware limited partnership (“Hawkeye Borrower”); (i) Engineered Components Pledgor Series LP – Hawkeye Series, a Delaware limited partnership (“Hawkeye Pledgor”); (j) Arcline Double Eagle HoldCo LP – Hawkeye Series, a Delaware limited partnership (“Hawkeye HoldCo”); (k) Arcline Hawkeye Aggregator, LP, a Delaware limited partnership (“Hawkeye Aggregator”); (l) Arcline Hawkeye Blocker, Inc., a Delaware corporation (“Hawkeye Blocker”); (m) Arcline Engineered Polymer Topco L.P., a Delaware limited partnership (“Engineered Polymer Topco”); (n) Hawkeye TopCo, LP, a Delaware limited partnership (“Hawkeye TopCo”); (o) Connector TopCo, LP, a Delaware limited partnership (“Connector TopCo”), (p) Hawkeye ManagementCo, LLC, a Delaware limited liability company (“Hawkeye ManagementCo”), (q) Ovation ManagementCo, LLC, a Delaware limited liability company (“Ovation ManagementCo”), (r) Connector ManagementCo, LLC, a Delaware limited liability company (“Connector ManagementCo”), (s) Engineered Polymer Merger Sub, LLC, a Delaware limited liability company (“Engineered Polymer Merger Sub”), (t) Hawkeye Merger Subsidiary, LLC, a Delaware limited liability company (“Hawkeye Merger Subsidiary”), (u) Ovation Merger Sub, LLC, a Delaware limited liability company (“Ovation Merger Sub”), (v) Connector Merger Sub, LLC, a Delaware limited liability company (“Connector Merger Sub”), (w) Arxis Merger Sub, Inc., a Delaware corporation (“Arxis Merger Sub”) and (x) Arxis, Inc., a Delaware corporation (“Pubco” and, together with the Company, Ovation Aggregator, Ovation HoldCo, Ovation Pledgor, Ovation Borrower, Ovation TopCo, Ovation IntermediateCo, Hawkeye Borrower, Hawkeye Pledgor, Hawkeye HoldCo, Hawkeye Aggregator, Hawkeye Blocker, Engineered Polymer Topco, Hawkeye TopCo, Connector TopCo, Hawkeye ManagementCo, Ovation ManagementCo, Connector ManagementCo, Engineered Polymer Merger Sub, Hawkeye Merger Subsidiary, Ovation Merger Sub, Connector Merger Sub and Arxis Merger Sub, the “Parties”).

RECITALS:

WHEREAS, the Board of Directors of Pubco (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of Pubco’s Class A Common Stock (as defined below); and

WHEREAS, the parties hereto desire to enter into the Reorganization Documents (as defined below) and effect the other Reorganization Transactions (as defined below) in a manner substantially consistent with the steps plan attached as Exhibit A (the “Reorganization Plan”) to facilitate completion of, or otherwise in connection with, the IPO.

OPERATIVE TERMS:

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

(a) “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

(b) “Class A Common Stock” means the Class A common stock, par value $0.01 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation.

(c) “IPO Closing” means the initial closing of the sale of the Class A Common Stock in the IPO.

(d) “IPO Closing Date” means the date of the IPO Closing.

(e) “Person” means any individual, corporation, partnership, limited liability company, trust, estate, joint venture, governmental authority or other entity.

(f) “Precision Products Interests” means certain equity interests representing a 100% ownership interest in Precision Products Holdings, Inc., a Delaware corporation.

(g) “Reorganization Documents” means each of the documents attached as an exhibit hereto and all other agreements and documents entered into in connection with the Reorganization Transactions.

(h) “S&PP Interests” means the Precision Products Interests together with the Structures Holdings Interests.

(i) “Structures Holdings Interests” means certain equity interests representing a 100% ownership interest in Structures Holdings, Inc., a Delaware corporation.

Section 1.2. Terms Defined Elsewhere in this Agreement. Other capitalized terms used in this Agreement are defined elsewhere in this Agreement, as specified below:

Term	Section

Agreement	Preamble
Amended and Restated Bylaws	2.1(b)(i)(B)
Amended and Restated Certificate of Incorporation	2.1(b)(i)(A)
Arxis Merger Sub	Preamble

Term	Section
Board	Recitals
Company	Preamble
Connector ManagementCo	Preamble
Connector Merger Agreement	2.1(b)(xii)(D)
Connector Merger Sub	Preamble
Connector TopCo	Preamble
Connector TopCo Certificate of Conversion	2.1(b)(xiii)(D)
Engineered Polymer Merger Agreement	2.1(b)(xii)(A)
Engineered Polymer Merger Sub	Preamble
Engineered Polymer Topco	Preamble
Engineered Polymer Topco Certificate of Conversion	2.1(b)(xiii)(A)
Hawkeye Aggregator	Preamble
Hawkeye Blocker	Preamble
Hawkeye Blocker Merger Agreement	2.1(b)(xiv)
Hawkeye Borrower	Preamble
Hawkeye Borrower Distribution	2.1(b)(vii)
Hawkeye HoldCo	Preamble
Hawkeye HoldCo Distribution	2.1(b)(ix)
Hawkeye ManagementCo	Preamble
Hawkeye Merger Agreement	2.1(b)(xii)(B)
Hawkeye Merger Subsidiary	Preamble
Hawkeye Pledgor	Preamble
Hawkeye Pledgor Distribution	2.1(b)(viii)
Hawkeye TopCo	Preamble
Hawkeye TopCo Certificate of Conversion	2.1(b)(xiii)(B)
Hawkeye TopCo Interests	2.1(b)(vii)
IntermediateCo Distribution	2.1(b)(i)
IPO	Recitals
Ovation Aggregator	Preamble
Ovation Borrower	Preamble
Ovation Borrower Distribution	2.1(b)(iv)
Ovation HoldCo	Preamble
Ovation IntermediateCo	Preamble
Ovation ManagementCo	Preamble
Ovation Merger Agreement	2.1(b)(xii)(C)
Ovation Merger Sub	Preamble
Ovation Pledgor	Preamble
Ovation Pledgor Distribution	2.1(b)(v)
Ovation TopCo	Preamble
Ovation TopCo Certificate of Conversion	2.1(b)(xiii)(C)
Ovation TopCo Distribution	2.1(b)(iii)
Parties	Preamble
Pubco	Preamble
Pubco Merger Agreement	2.1(b)(xv)
Reorganization Transaction	2.1

Section 1.3. Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

ARTICLE II

REORGANIZATION TRANSACTIONS

Section 2.1. Reorganization Transactions. Subject to the terms and conditions hereinafter set forth, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto shall take the actions described in this Section 2.1, or cause such actions to take place (each, a “Reorganization Transaction” and, collectively, the “Reorganization Transactions”) in a manner substantially consistent with the Reorganization Plan:

(a) At least one Business Day prior to the IPO Closing Date, Pubco shall form Engineered Polymer Merger Sub, Hawkeye Merger Subsidiary, Ovation Merger Sub, Connector Merger Sub and Arxis Merger Sub.

(b) At least one day prior to the IPO Closing Date, the applicable parties shall take the actions set forth below (or cause such actions to take place), which shall, in each case, be effective in the following order (except as set forth below):

(i) Pubco Organizational Document Amendments: The following actions shall be effected simultaneously:

(A) Pubco shall adopt and file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation of Pubco, in substantially the form attached hereto as Exhibit B (the “Amended and Restated Certificate of Incorporation”), with such changes or modifications as approved by the Board.

(B) Pubco shall adopt Amended and Restated Bylaws of Pubco in substantially the form attached hereto as Exhibit C (the “Amended and Restated Bylaws”), with such changes or modifications as approved by the Board.

(ii) Ovation IntermediateCo Distribution. Ovation IntermediateCo shall distribute the S&PP Interests to Ovation TopCo (the “IntermediateCo Distribution”).

(iii) Ovation TopCo Distribution. Immediately after giving effect to the IntermediateCo Distribution, Ovation TopCo shall distribute the S&PP Interests to Ovation Borrower (the “Ovation TopCo Distribution”).

(iv) Ovation Borrower Distribution. Immediately after giving effect to the Ovation TopCo Distribution, Ovation Borrower shall distribute the S&PP Interests to Ovation Pledgor (the “Ovation Borrower Distribution”).

(v) Ovation Pledgor Distribution. Immediately after giving effect to the Ovation Borrower Distribution, Ovation Pledgor shall distribute the S&PP Interests to Ovation HoldCo (the “Ovation Pledgor Distribution”).

(vi) Ovation HoldCo Distribution. Immediately after giving effect to the Ovation Pledgor Distribution, Ovation HoldCo shall distribute the S&PP Interests to Ovation Aggregator.

(vii) Hawkeye Borrower Distribution. Hawkeye Borrower shall distribute 18,358,032 Class A-1 Units of Hawkeye Topco (such units, the “Hawkeye TopCo Interests”) to Hawkeye Pledgor (the “Hawkeye Borrower Distribution”).

(viii) Hawkeye Pledgor Distribution. Immediately after giving effect to the Hawkeye Borrower Distribution, Hawkeye Pledgor shall distribute the Hawkeye TopCo interests to Hawkeye HoldCo (the “Hawkeye Pledgor Distribution”).

(ix) Hawkeye HoldCo Distribution. Immediately after giving effect to the Hawkeye Pledgor Distribution, Hawkeye HoldCo shall distribute the Hawkeye TopCo Interests to Hawkeye Aggregator (the “Hawkeye HoldCo Distribution”).

(x) Hawkeye Aggregator Distribution. Immediately after giving effect to the Hawkeye HoldCo Distribution, Hawkeye Aggregator shall distribute the Hawkeye TopCo Interests to Hawkeye Blocker in complete redemption of Hawkeye Blocker’s Interest in Hawkeye Aggregator.

(xi) ManagementCo Dissolutions. The following dissolutions shall be effected simultaneously:

(A) Hawkeye Liquidation. Hawkeye ManagementCo shall (a) liquidate and distribute the Class A Units and Class B Units (each as defined in Hawkeye ManagementCo’s Limited Liability Company Agreement) it holds to its unitholders on a pro rata basis in accordance with Section 4.1 of its Limited Liability Company Agreement and (b) dissolve and wind up its affairs.

(B) Ovation Distribution. Ovation ManagementCo shall (a) liquidate and distribute the Class A Units and Class B Units (each as defined in Ovation ManagementCo’s Amended and Restated Limited Liability Company Agreement) it holds to its unitholders on a pro rata basis in accordance with Section 4.1 of its Limited Liability Company Agreement and (b) dissolve and wind up its affairs.

(C) Connector Distribution. Connector ManagementCo shall liquidate and distribute the Class A Units and Class B Units (each as defined in Connector ManagementCo’s Limited Liability Company Agreement) it holds to its unitholders on a pro rata basis in accordance with Section 4.1 of its Limited Liability Company Agreement and (b) dissolve and wind up its affairs.

(xii) Merger Sub Entities Mergers. The following mergers shall be effected simultaneously:

(A) Engineered Polymer Merger. Engineered Polymer Merger Sub, Pubco and Engineered Polymer Topco shall enter into a merger agreement in substantially the form attached hereto as Exhibit D (the “Engineered Polymer Merger Agreement”), pursuant to which Engineered Polymer Merger Sub shall merge with and into Engineered Polymer Topco, with Engineered Polymer Topco surviving as a wholly owned subsidiary of Pubco (the “Engineered Polymer Merger”).

(B) Hawkeye Merger. Hawkeye Merger Subsidiary, Pubco and Hawkeye TopCo shall enter into a merger agreement in substantially the form attached hereto as Exhibit E (the “Hawkeye Merger Agreement”), pursuant to which, Hawkeye Merger Subsidiary shall merge with and into Hawkeye TopCo, with Hawkeye TopCo surviving as a wholly owned subsidiary of Pubco (the “Hawkeye Merger”).

(C) Ovation Merger. Ovation Merger Sub, Pubco and Ovation TopCo shall enter into a merger agreement in substantially the form attached hereto as Exhibit F (the “Ovation Merger Agreement”), pursuant to which, Ovation Merger Sub shall merge with and into Ovation TopCo, with Ovation TopCo surviving as a wholly owned subsidiary of Pubco (the “Ovation Merger”).

(D) Connector Merger. Connector Merger Sub, Pubco and Connector TopCo shall enter into a merger agreement in substantially the form attached hereto as Exhibit G (the “Connector Merger Agreement”), pursuant to which, Connector Merger Sub shall merge with and into Connector TopCo, with Connector TopCo surviving as a wholly owned subsidiary of Pubco (the “Connector Merger”).

(xiii) LP to LLC Conversions. The following conversions from a Delaware limited partnership to a Delaware limited liability company shall be effected simultaneously:

(A) Engineered Polymer Topco Conversion. Engineered Polymer Topco shall file a certificate of conversion with the Delaware Secretary of State in substantially the form attached hereto as Exhibit H (the “Engineered Polymer Topco Certificate of Conversion”), pursuant to which Engineered Polymer Topco shall convert from a Delaware limited partnership to a Delaware limited liability company.

(B) Hawkeye TopCo Conversion. Hawkeye TopCo shall file a certificate of conversion with the Delaware Secretary of State in substantially the form attached hereto as Exhibit I (the “Hawkeye TopCo Certificate of Conversion”), pursuant to which Hawkeye TopCo shall convert from a Delaware limited partnership to a Delaware limited liability company.

(C) Ovation TopCo Conversion. Ovation TopCo shall file a certificate of conversion with the Delaware Secretary of State in substantially the form attached hereto as Exhibit J (the “Ovation TopCo Certificate of Conversion”), pursuant to which Ovation TopCo shall convert from a Delaware limited partnership to a Delaware limited liability company.

(D) Connector TopCo Conversion. Connector TopCo shall file a certificate of conversion with the Delaware Secretary of State in substantially the form attached hereto as Exhibit K (the “Connector TopCo Certificate of Conversion”), pursuant to which Connector TopCo shall convert from a Delaware limited partnership to a Delaware limited liability company.

(xiv) Hawkeye Blocker Merger 1. Hawkeye Blocker, Pubco and Arxis Merger Sub shall enter into a merger agreement in substantially the form attached hereto as Exhibit L (the “Hawkeye Blocker Merger Agreement”), pursuant to which Arxis Merger Sub shall merge with and into Hawkeye Blocker, with Hawkeye Blocker surviving as a wholly owned subsidiary of Pubco (“Hawkeye Blocker Merger 1”).

(xv) Hawkeye Blocker Merger 2. Hawkeye Blocker and Pubco shall enter into a merger agreement in substantially the form attached hereto as Exhibit M (the “Pubco Merger Agreement”), pursuant to which Hawkeye Blocker will merge with and into Pubco (“Hawkeye Blocker Merger 2” and, together with Hawkeye Blocker Merger 1, the “Hawkeye Blocker Mergers”).

Section 2.2. Consent and Approval of the Parties

(a) By executing this Agreement, each Party, on behalf of itself and in its capacity as a general partner, limited partner, manager or member of any other Party, hereby provides any and all consents, approvals and waivers that may be necessary or advisable under the applicable limited partnership agreement, limited liability company agreement or any other organizational documents of any Party to effect the Reorganization Transactions and authorizes the representatives of such party to take any and all actions necessary or advisable in connection therewith, including the execution and delivery of counterparts to all applicable documents on behalf of such Party, and ratifies and affirms any such actions taken on or prior to the IPO Closing Date. Each of the parties hereto shall take all action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Reorganization Transactions; provided, that nothing herein requires Pubco or the Company to consummate the IPO.

Section 2.3. No Liabilities in Event of Termination; Certain Covenants.

(a) In the event that (i) the IPO is abandoned by Pubco or (ii) the IPO Closing Date does not occur by the date that is twelve (12) months after the date of this Agreement, then (A) this Agreement and the other Reorganization Documents shall automatically terminate and be of no further force or effect except for this Section 2.3 and Article 4 and (B) there shall be no liability on the part of any of the parties hereto, except termination will not relieve any party hereto from liability for any breach of this Agreement or a Reorganization Document prior to the date of such termination in which case any and all remedies available to the other parties either in law or equity shall be preserved and survive the termination of this Agreement.

(b) In the event that this Agreement is terminated for any reason after the consummation of any Reorganization Transaction, the parties agree, as applicable, to cooperate and work in good faith to execute and deliver such agreements and consents and amend such documents and to effect such transactions or actions as may be necessary to re-establish the rights, preferences and privileges that the parties hereto had prior to the consummation of the Reorganization Transactions, or any part thereof, including voting any and all securities owned by such party in favor of any amendment to any organizational document and in favor of any transaction or action necessary to re-establish such rights, powers and privileges and causing to be filed all necessary documents with any governmental authority necessary to reestablish such rights, preferences and privileges, in each case as reasonably directed by the Company.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each party hereto hereby represents and warrants to all of the other parties hereto as follows:

Section 3.1. The execution, delivery and performance by such party of this Agreement and of the applicable Reorganization Documents, to the extent a party thereto, has been duly authorized by all necessary action. If such party is not an individual, such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation.

Section 3.2. Such party has the requisite power, authority and legal right to execute and deliver this Agreement and each of the applicable Reorganization Documents, to the extent a party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be.

Section 3.3. This Agreement and each of the Reorganization Documents to which it is a party has been (or when executed will be) duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (b) general equitable principles (whether considered in a proceeding in equity or at law) and (c) an implied covenant of good faith and fair dealing.

Section 3.4. Neither the execution, delivery and performance by such party of this Agreement and the applicable Reorganization Documents, to the extent a party thereto, nor the consummation by such party of the transactions contemplated hereby or thereby, nor compliance by such party with the terms and provisions hereof or thereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) if such party is not an individual, contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organizational documents of such party, (ii) constitute a violation by such party of any existing requirement of law applicable to such party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the ability of such party to consummate the transactions contemplated by this Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.1. Amendments and Waivers. This Agreement may be modified, amended or waived only with the written approval of Pubco (as approved by the Board). All parties to this Agreement shall be bound by any modification, amendment or waiver effected in accordance with this Section 4.1, whether or not such party has consented thereto. Notwithstanding anything to the contrary in this Section 4.1, nothing in this Section 4.1 shall be deemed to contradict the provisions of Section 2.3.

Section 4.2. Further Assurances. Each of the parties hereto hereby covenants and agrees on behalf of itself, its successors, and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

Section 4.3. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Reorganization Documents, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

Section 4.4. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

Section 4.5. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the District of Delaware or the Court of Chancery of the State of Delaware, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware, and each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

Section 4.6. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.7. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 4.8. Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

Section 4.9. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile, e-mail or .pdf format signature(s).

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

ARCLINE DOUBLE EAGLE MASTER FUND-A LP, a Delaware limited partnership

By: Arcline Capital Partners III GP LP, its general partner

By: Arcline Holdings LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

ARCLINE OVATION AGGREGATOR, LP, a Delaware limited partnership

By: Arcline Capital Partners II GP LP and Arcline Capital Partners III GP LP, its general partners

By: Arcline Holdings LLC, their general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

ARCLINE DOUBLE EAGLE HOLDCO LP – OVATION SERIES, a Delaware limited partnership

By: Arcline Capital Partners III GP LP, its general partner

By: Arcline Holdings LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

[Signature Page to Reorganization Agreement]

ENGINEERED COMPONENTS PLEDGOR SERIES LP – OVATION SERIES, a Delaware limited partnership

By: Engineered Components GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

ENGINEERED COMPONENTS BORROWER SERIES LP – OVATION SERIES, a Delaware limited partnership

By: Engineered Components GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

OVATION TOPCO, LP, a Delaware limited partnership

By: Ovation TopCo GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

OVATION INTERMEDIATECO, LLC, a Delaware limited liability company

By: Ovation TopCo, LP, its sole member

By: Ovation TopCo GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

[Signature Page to Reorganization Agreement]

ENGINEERED COMPONENTS BORROWER SERIES LP – HAWKEYE SERIES, a Delaware limited partnership

By: Engineered Components GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

ENGINEERED COMPONENTS PLEDGOR SERIES LP – HAWKEYE SERIES, a Delaware limited partnership

By: Engineered Components GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

ARCLINE DOUBLE EAGLE HOLDCO LP – HAWKEYE SERIES, a Delaware limited partnership

By: Arcline Capital Partners III GP LP, its general partner

By: Arcline Holdings LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

ARCLINE HAWKEYE AGGREGATOR, LP, a Delaware limited partnership

By: Arcline Capital Partners GP LP, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

[Signature Page to Reorganization Agreement]

ARCLINE HAWKEYE BLOCKER, INC., a Delaware corporation

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

ARCLINE ENGINEERED POLYMER TOPCO L.P., a Delaware limited partnership

By: Arcline Engineered Polymer Topco GP LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

HAWKEYE TOPCO, LP, a Delaware limited partnership

By: Hawkeye TopCo GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

CONNECTOR TOPCO, LP, a Delaware limited partnership

By: Connector TopCo GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

[Signature Page to Reorganization Agreement]

HAWKEYE MANAGEMENTCO, LLC, a Delaware limited liability company

By: Hawkeye TopCo, LP, its manager

By: Hawkeye TopCo GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

OVATION MANAGEMENTCO, LLC, a Delaware limited liability company

By: Ovation TopCo, LP, its manager

By: Ovation TopCo GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

CONNECTOR MANAGEMENTCO, LLC, a Delaware limited liability company

By: Connector TopCo, LP, its manager

By: Connector TopCo GP, LLC, its general partner

By:	/s/ Shyam Ravindran
Name: Shyam Ravindran
Title: President

ENGINEERED POLYMER MERGER SUB, LLC, a Delaware limited liability company

By: Arxis, Inc., its sole member

By:	/s/ Kevin Perhamus
Name: Kevin Perhamus
Title: President and Chief Executive Officer

[Signature Page to Reorganization Agreement]

HAWKEYE MERGER SUBSIDIARY, LLC, a Delaware limited liability company

By: Arxis, Inc., its sole member

By:	/s/ Kevin Perhamus
Name: Kevin Perhamus
Title: President and Chief Executive Officer

OVATION MERGER SUB, LLC, a Delaware limited liability company

By: Arxis, Inc., its sole member

By:	/s/ Kevin Perhamus
Name: Kevin Perhamus
Title: President and Chief Executive Officer

CONNECTOR MERGER SUB, LLC, a Delaware limited liability company

By: Arxis, Inc., its sole member

By:	/s/ Kevin Perhamus
Name: Kevin Perhamus
Title: President and Chief Executive Officer

ARXIS MERGER SUB, INC., a Delaware corporation

By:	/s/ Kevin Perhamus
Name: Kevin Perhamus
Title: President and Chief Executive Officer

ARXIS, INC., a Delaware corporation

By:	/s/ Kevin Perhamus
Name: Kevin Perhamus
Title: President and Chief Executive Officer

[Signature Page to Reorganization Agreement]

Exhibit A

Reorganization Plan

[Attached.]

Exhibit B

Amended and Restated Certification of Incorporation

[Attached.]

Exhibit C

Amended and Restated Bylaws

[Attached.]

Exhibit D

Engineered Polymer Merger Agreement

[Attached.]

Exhibit E

Hawkeye Merger Agreement

[Attached.]

Exhibit F

Ovation Merger Agreement

[Attached.]

Exhibit G

Connector Merger Agreement

[Attached.]

Exhibit H

Engineered Polymer Topco Certificate of Conversion

[Attached.]

Exhibit I

Hawkeye TopCo Certificate of Conversion

[Attached.]

Exhibit J

Ovation TopCo Certificate of Conversion

[Attached.]

Exhibit K

Connector TopCo Certificate of Conversion

[Attached.]

Exhibit L

Hawkeye Blocker Merger Agreement

[Attached.]

Exhibit M

Pubco Merger Agreement

[Attached.]